EXHIBIT 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                               SEPTEMBER 10, 2001

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted            Chevron
-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM             Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever   Indonesia      Contracted             Maxus
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg Cantilever   Indonesia      Contracted             Maxus
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM         Standby/Actively            -
                                                                             Marketing
-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM             Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted           Dominion
-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot         GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                     Ivory Coast     Stacked                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted             Devon
-----------------------------------------------------------------------------------------------------------------


                                       1

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                     North Sea      Contracted             Veba
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM            Contracted          Texaco JIP
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class                Australia      Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco          North Sea      Contracted             Shell
                                 711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                     North Sea      Contracted           Talisman
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                     Brazil          Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                       China          Contracted             CACT
-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                       Australia      Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM            Contracted           Samedan
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted            Murphy
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted        Pogo Producing
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                  Brazil         Contracted          Enterprise
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy          Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------


                                       2

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced            GOM            Contracted             Shell
                                 Pacesetter
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted              BHP
-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                     Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted         Amerada Hess
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class               Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,500'    Victory Class                Singapore   Shipyard Upgrade            -
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            6,500'    Victory Class                GOM             Upgrade                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi          Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED **

RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Crusader         two workovers            early August 2001      mid September 2001
-------------------------------------------------------------------------------------------------
Ocean Drake            six month extension      late March 2001        late October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Champion                    -             early August 2001      mid October 2001
-------------------------------------------------------------------------------------------------
Ocean Columbia         term contract            late July 2001         mid September 2001
-------------------------------------------------------------------------------------------------
Ocean Spartan          six month term           late May 2001          late November 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Spur             six month term           early April 2001       early October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Sovereign        two-year term            mid September 2000     mid October 2002
-------------------------------------------------------------------------------------------------
Ocean Heritage         one-year term            late January 2001      late January 2002
-------------------------------------------------------------------------------------------------
Ocean King             90 day term              late May 2001          mid September 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Nugget                      -             early September 2001               -
-------------------------------------------------------------------------------------------------
Ocean Summit                      -             mid June 2001          late September 2001
-------------------------------------------------------------------------------------------------
Ocean Warwick          90 day extension         mid July 2001          early October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Titan            one-well                 mid May 2001           late September 2001
-------------------------------------------------------------------------------------------------
Ocean Tower            one well plus option     early August 2001      early October 2001
-------------------------------------------------------------------------------------------------
Ocean Liberator                   -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Century                     -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Ambassador       one well                 late July 2001         mid September 2001
-------------------------------------------------------------------------------------------------


                                        1

RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Nomad            one well                 early August 2001      mid October 2001
-------------------------------------------------------------------------------------------------
Ocean New Era          one well (mud lift JIP)  early August 2001      mid October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Bounty           two wells                early March 2001       mid September 2001
-------------------------------------------------------------------------------------------------
Ocean Guardian         nine months plus option  mid May 2001           mid February 2002
-------------------------------------------------------------------------------------------------
Ocean Princess         three month term         early September 2001   early December 2001
-------------------------------------------------------------------------------------------------
Ocean Whittington                 -             early September 2001   early October 2001
-------------------------------------------------------------------------------------------------
Ocean Epoch            second option well       early August 2001      early October 2001
-------------------------------------------------------------------------------------------------
Ocean General          200-day term contract    mid February 2001      late September 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Prospector                  -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Endeavor         one well                 early September 2001   late September 2001
-------------------------------------------------------------------------------------------------
Ocean Concord          one well                 early August 2001      mid September 2001
-------------------------------------------------------------------------------------------------
Ocean Lexington        nine month term          early June 2001        early March 2002
-------------------------------------------------------------------------------------------------
Ocean Saratoga         two wells                mid August 2001        mid October 2001
-------------------------------------------------------------------------------------------------
Ocean Yorktown         16 well development      early September 2001   early September 2003
-------------------------------------------------------------------------------------------------
Ocean Voyager          one well                 mid July 2001          mid September 2001
-------------------------------------------------------------------------------------------------
Ocean Yatzy            five-year term           early November 1998    early November 2003
                       plus option
-------------------------------------------------------------------------------------------------


                                        2

RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Worker           four-year term           mid January 1998       mid January 2002
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Quest            one well                    mid August 2001     late October 2001
-------------------------------------------------------------------------------------------------
Ocean Winner           18-month extension       early July 2001        late October 2002
-------------------------------------------------------------------------------------------------
Ocean Star             six month term           late April 2001        late October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Victory          180-day term             late March 2001        mid October 2001
-------------------------------------------------------------------------------------------------
Ocean America          one well assignment      early April 2001       late November 2001
                       from BP
-------------------------------------------------------------------------------------------------
Ocean Valiant          810 day term             late April 2001        early December 2001
-------------------------------------------------------------------------------------------------
Ocean Alliance         three-year term          early September 2000   early September 2003
-------------------------------------------------------------------------------------------------
Ocean Baroness                    -                       -            February 2002
-------------------------------------------------------------------------------------------------
Ocean Rover                       -                       -            Second Quarter 2003
-------------------------------------------------------------------------------------------------
Ocean Confidence       five-year term           early January 2001     early January 2006
-------------------------------------------------------------------------------------------------
Ocean Clipper          three-year term          mid January 2000       mid January 2003
-------------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED **

                         DAYRATE
RIG NAME                 (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------
Ocean Crusader           lower 30's      shipyard for scheduled survey ending mid November
                                         2001.
---------------------------------------------------------------------------------------------
Ocean Drake              lower 40's      available
---------------------------------------------------------------------------------------------
Ocean Champion                  -        Inspection and repair
---------------------------------------------------------------------------------------------
Ocean Columbia           lower 40's      available
---------------------------------------------------------------------------------------------
Ocean Spartan            upper 40's      available
---------------------------------------------------------------------------------------------
Ocean Spur               upper 40's      available
---------------------------------------------------------------------------------------------
Ocean Sovereign          lower 30's      available
---------------------------------------------------------------------------------------------
Ocean Heritage           mid 30's        available
---------------------------------------------------------------------------------------------
Ocean King               lower 50's      one well plus option with BP in mid 50's ending
                                         early December 2001.
---------------------------------------------------------------------------------------------
Ocean Nugget                    -        available
---------------------------------------------------------------------------------------------
Ocean Summit                    -        available
---------------------------------------------------------------------------------------------
Ocean Warwick            upper 50's      available
---------------------------------------------------------------------------------------------
Ocean Titan              mid 40's        followed by one well plus option with Dominion in
                                         lower 50's ending late November 2001
---------------------------------------------------------------------------------------------
Ocean Tower              mid 40's        available
---------------------------------------------------------------------------------------------
Ocean Liberator                 -        available
---------------------------------------------------------------------------------------------
Ocean Century                   -                                 -
---------------------------------------------------------------------------------------------
Ocean Ambassador         lower 50's      available
---------------------------------------------------------------------------------------------


                                        1

                         DAYRATE
RIG NAME                 (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------
Ocean Nomad              mid 60's        one well with Shell in lower 70's ending mid
                                         November 2001; followed by two wells with Veba in
                                         lower 70's ending mid February 2002.
---------------------------------------------------------------------------------------------
Ocean New Era            mid 50's        available
---------------------------------------------------------------------------------------------
Ocean Bounty             lower 80's      second of two wells with Woodside in lower 90's
                                         ending mid October 2001, followed by demobe in
                                         lower 80's through early December 2001.
---------------------------------------------------------------------------------------------
Ocean Guardian           lower 70's      available
---------------------------------------------------------------------------------------------
Ocean Princess           upper 60's      three month option plus option with Talisman in
                                         upper 70's ending early March 2002.
---------------------------------------------------------------------------------------------
Ocean Whittington               -        survey ending early October 2001, followed by one
                                         well plus option with Devon in lower 60's ending
                                         early November 2001.
---------------------------------------------------------------------------------------------
Ocean Epoch              lower 60's      available
---------------------------------------------------------------------------------------------
Ocean General            lower 80's      four wells plus 1 abandonment with OMV in mid 90's
                                         ending late January 2002
---------------------------------------------------------------------------------------------
Ocean Prospector                -                                 -
---------------------------------------------------------------------------------------------
Ocean Endeavor           upper 40's      available
---------------------------------------------------------------------------------------------
Ocean Concord            mid 50's        one well plus option with Walter in mid 40's ending
                                         mid October 2001
---------------------------------------------------------------------------------------------
Ocean Lexington          upper 40's      available
---------------------------------------------------------------------------------------------
Ocean Saratoga           mid 50's        available
---------------------------------------------------------------------------------------------
Ocean Yorktown           lower 60's      available
---------------------------------------------------------------------------------------------
Ocean Voyager            mid 40's        one well plus option with Westport in mid 40's
                                         ending late October 2001.
---------------------------------------------------------------------------------------------
Ocean Yatzy              120's           available
---------------------------------------------------------------------------------------------


                                       2

                         DAYRATE
RIG NAME                 (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------
Ocean Worker             120's           available
---------------------------------------------------------------------------------------------
Ocean Quest              lower 90's      available
---------------------------------------------------------------------------------------------
Ocean Winner             lower 80's      available
---------------------------------------------------------------------------------------------
Ocean Star               100's           available
---------------------------------------------------------------------------------------------
Ocean Victory            110's           three month extension with BP in 120's ending mid
                                         January 2002.
---------------------------------------------------------------------------------------------
Ocean America            110's           available
---------------------------------------------------------------------------------------------
Ocean Valiant            120's           available
---------------------------------------------------------------------------------------------
Ocean Alliance           110's           available
---------------------------------------------------------------------------------------------
Ocean Baroness                  -        available
---------------------------------------------------------------------------------------------
Ocean Rover                     -        available
---------------------------------------------------------------------------------------------
Ocean Confidence         170's           available
---------------------------------------------------------------------------------------------
Ocean Clipper            lower 90's      available
---------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


                                       3